EXHIBIT 10.1
EXECUTION VERSION
AMENDMENT NO. 1 TO LIMITED WAIVER AND FORBEARANCE AGREEMENT
     AMENDMENT NO. 1 TO LIMITED WAIVER AND FORBEARANCE AGREEMENT, dated as of July 13, 2007 (this “Amendment”), by and between Bally Total Fitness Holding Corporation, a corporation organized under the laws of Delaware (the “Company”), the Guarantors listed on Exhibit A hereto (the “Guarantors”) and the Persons listed on Exhibit B hereto (each, a “Holder” and collectively, the “Holders”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Limited Waiver and Forbearance Agreement (as defined below).
     WHEREAS, the Holders are the beneficial owners of the 10 1/2% Senior Notes due 2011 of the Company (the “Notes”) issued pursuant to an Indenture, dated as of July 2, 2003 (as amended or supplemented, the “Indenture”), between the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), and consequently, the Holders are the beneficial owners of a majority in aggregate principal amount of Notes outstanding;
     WHEREAS, pursuant to a Limited Waiver and Forbearance Agreement, dated as of May 14, 2007 (the “Limited Waiver and Forbearance Agreement”), by and between the Company, the Guarantors and the Holders, the Holders waived certain Defaults or Events of Defaults under the Indenture relating to the Reporting Obligations, the Interest Payment Default, the Sale and Leaseback Matters and the Notice Obligations (collectively, the “Waived Matters”);
     WHEREAS, the waiver of the Waived Matters expired as of the date hereof in accordance with the terms of the Limited and Waiver Forbearance Agreement;
     WHEREAS, the Company desires to seek an extension of the Forbearance from holders of the Notes to July 31, 2007, subject to the terms hereof.
     NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Holders hereby agree as follows:
ARTICLE I.
AMENDMENTS
     Section 1.1 Amendments to Limited Waiver and Forbearance Agreement. The Limited Waiver and Forbearance Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2.1 hereof, hereby amended as follows:
          (a) Section 1.1 is deleted in its entirety and replaced with the following:
          “Section 1.1 Reserved. [Reserved]”
          (b) Section 1.3(a) is deleted in its entirety and replaced with the following:
          "(a) Pursuant to Section 5.12 of the Indenture, and notwithstanding any notice from any holder of the Notes, but subject to the remaining provisions of this Section 1.3(a), each

Holder hereby agrees to forbear, and directs the Trustee to forbear, at all times from the Effective Date to, but not including, the Forbearance and Waiver Expiration Date, from taking or exercising any Enforcement Action in connection with the Waived Matters (the “Forbearance”); provided, however, that no Holder shall be required to expend any funds or indemnify the Trustee in connection with the Forbearance or any related direction to the Trustee. Notwithstanding the foregoing sentence or any other provisions of this Agreement, nothing in this Agreement shall impair any right of any Holders to declare all unpaid principal of, premium, if any, and accrued interest on the indebtedness outstanding under the Indenture to be due and payable; provided, however, that the Company and the Guarantors reserve (i) all of their rights to contest the validity and enforceability of any such declaration, and (ii) any and all other rights with respect to any such declaration or any effects thereof.”
          (c) Article IV is amended by inserting Section 4.3, as follows, immediately following the end of Section 4.2:
          “Section 4.3 Assumption by Transferees. (a) If, following execution of this Agreement by a Holder, such Holder hypothecates, pledges, conveys, transfers, assigns or sells (collectively, a “Transfer”) all or a part of the Notes held by such Holder to any Person (each such Person, a “Transferee”), the Transferee must, as a condition precedent to the settlement of such Transfer, execute an assumption in substantially the form attached hereto as Exhibit E (the “Assumption Agreement”). To the maximum extent permitted by applicable law, any Transfer that is made in violation of the immediately preceding sentence shall be null and void. A Holder shall provide to the Company a copy of the executed Assumption Agreement within three business days of the execution of an agreement (or trade confirmation) in respect of such Transfer.”
          (d) Section 6.1(f)(A) is amended by deleting the phrase “July 13, 2007” and replacing it with the phrase “July 31, 2007”.
          (e) Article VII is amended by inserting Section 7.14, as follows, immediately following the end of Section 7.13:
          “Section 7.14 Holders. Notwithstanding any other provision hereof, for purposes this Agreement, as amended by Amendment No. 1 to this Agreement, dated July 13, 2007, the Holders under this Agreement shall constitute “Holders” under the Indenture and the Company shall not contest the validity of a notice sent by any such Holders pursuant to section 5.2 of the Indenture on the grounds that such Holders are not registered owners of Notes.”
          (f) Exhibit C attached hereto is inserted in the Agreement as Exhibit E to the Agreement immediately following Exhibit D to the Agreement.
ARTICLE II.
CONDITIONS OF EFFECTIVENESS
     Section 2.1 Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when:

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          (a) the Company shall have received counterparts of this Amendment executed by holders of a majority in aggregate principal amount outstanding of the Notes;
          (b) The Senior Subordinated Notes Forbearance Agreement shall have been amended in the form attached hereto as Exhibit D, and such amendment shall become effective contemporaneously with this Amendment;
          (c) The Credit Agreement Forbearance Agreement shall have been amended in the form attached hereto as Exhibit E, and such amendment shall become effective contemporaneously with this Amendment; and
          (d) Holders of a majority in aggregate principal amount of the Notes shall have executed a direction letter to the Trustee extending the Forbearance and Waiver Expiration Date to July 31, 2007, in the form attached hereto as Exhibit F.
ARTICLE III.
MISCELLANEOUS
     Section 3.1 Reference to Limited Waiver and Forbearance Agreement. On and after the effectiveness of this Amendment, each reference in the Limited Waiver and Forbearance Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Limited Waiver and Forbearance Agreement shall mean and be a reference to the Limited Waiver and Forbearance Agreement as amended by this Amendment.
     Section 3.2 Full Force and Effect. The Limited Waiver and Forbearance Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
     Section 3.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Limited Waiver and Forbearance Agreement, nor constitute a waiver of any provision of the Limited Waiver and Forbearance Agreement.
     Section 3.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile or electronic mail transmission of this Amendment bearing a signature on behalf of a party hereto shall be legal and binding on such party.
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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:

Name:
Title:

THE GUARANTORS

Each Guarantor Listed on Exhibit A Hereto

By:

Name:
Title:
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SIGNATURE OF BENEFICIAL HOLDER

By:

Name (please print):

Title:

Address (including zip code):

Telephone Number (including area code):

Fax Number (including area code):

Tax Identification or Social Security Number:

Aggregate Principal Amount of Notes Held:

EXHIBIT A
Bally Fitness Franchising, Inc.
Bally Franchise RSC, Inc.
Bally Franchising Holdings, Inc.
Bally Total Fitness Corporation
Bally Total Fitness Holding Corporation
Bally Total Fitness International, Inc.
Bally Total Fitness of Missouri, Inc.
Bally Total Fitness of Toledo, Inc.
Bally Total Fitness of Connecticut Coast, Inc.
Bally Total Fitness of Connecticut Valley, Inc.
Greater Philly No. 1 Holding Company
Greater Philly No. 2 Holding Company
Health & Tennis Corporation of New York
Holiday Health Clubs of the East Coast, Inc.
Bally Total Fitness of Upstate New York, Inc.
Bally Total Fitness of Colorado, Inc.
Bally Total Fitness of the Southeast, Inc.
Holiday/Southeast Holding Corp.
Bally Total Fitness of California, Inc.
Bally Total Fitness of the Mid-Atlantic, Inc.
BTF/CFI, Inc.
Bally Total Fitness of Greater New York, Inc.
Jack La Lanne Holding Corp.
Bally Sports Clubs, Inc.
New Fitness Holding Co., Inc.
Nycon Holding Co., Inc.
Bally Total Fitness of Philadelphia, Inc.
Bally Total Fitness of Rhode Island, Inc.
Rhode Island Holding Company
Bally Total Fitness of the Midwest, Inc.
Bally Total Fitness of Minnesota, Inc.
Tidelands Holiday Health Clubs, Inc.
U.S. Health, Inc.

A-1

EXHIBIT B

Aggregate Principal Amount
Name of Holder	of Notes Held Beneficially

B-1

EXHIBIT C
Form of Assumption Agreement
     Reference is hereby made to the Limited Waiver and Forbearance Agreement, dated as of May 14, 2007 (the “Limited Waiver and Forbearance Agreement”), among Bally Total Fitness Holding Corporation, the Guarantors listed on Exhibit A thereto and the Holders party thereto. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Limited Waiver and Forbearance Agreement.
     As a condition precedent to becoming the beneficial holder or owner of [•] dollars ($•) in aggregate principal amount of Notes, the undersigned, [•] (the “Transferee”), hereby agrees to become bound by the terms, conditions and obligations set forth in the Limited Waiver and Forbearance Agreement.
     This agreement (this “Assumption Agreement”) shall take effect and shall become an integral part of the Limited Waiver and Forbearance Agreement immediately upon its execution and the Transferee shall be deemed to be bound by all of the terms, conditions and obligations of the Limited Waiver and Forbearance Agreement as of the date thereof.
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     IN WITNESS WHEREOF, this Assumption Agreement has been duly executed by each of the undersigned as of the date specified below.
          Date: [•] , 200[•]
Transferee

By:

Name (please print):

Title:

Address (including zip code):

Telephone Number (including area code):

Fax Number (including area code):

Tax Identification or Social Security Number:

Aggregate Principal Amount of Notes Held:

Transferor

By:

Name (please print):

Title:

Address (including zip code):

Telephone Number (including area code):

Fax Number (including area code):

Tax Identification or Social Security Number:

Aggregate Principal Amount of Notes Transferred:

C-2